EXHIBIT 99.1

PRESS RELEASE ISSUED OCTOBER 18, 2010

SERVISFIRST BANCSHARES, INC.
REPORTS RECORD THIRD QUARTER 2010

Birmingham, Ala. – (PR Newswire) – October 18, 2010 – ServisFirst Bancshares, Inc. today reported record earnings for the quarter and nine months ended September 30, 2010.

Third Quarter 2010 Highlights:

▪	Third quarter record net income of $4,799,000, a 198% increase year/year
▪	20 consecutive quarters of profitability
▪	New Private Client Group from a regional bank joined Birmingham office
▪	Earnings per share of $.87 for the quarter and $2.33 for nine months

“We are pleased to report record third quarter and nine months earnings.  We continue to grow our profitability by following solid banking fundamentals, and we are adding customers due to turmoil and credit issues at some of our major competitors,” said Tom Broughton, President and CEO. Bud Foshee, CFO, stated, “Our improved margins and continued improvement in our efficiency ratio, combined with steady growth in deposits and loans, have contributed to our record earnings.” ServisFirst Bancshares, Inc., was recently ranked 18th in the United States for efficiency by American Banker, the respected daily newspaper for the banking industry.

ABOUT SERVISFIRST:
ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions.  The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares may be obtained over the Internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

Contact: ServisFirst Bank
Bud Foshee (205) 949-0307
BFoshee@servisfirstbank.com

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except shares and per share data)

	Three Months Ended
	September 30,	September 30,	June 30,
	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)
Total interest income	$19,959	$16,092	$18,996
Total interest expense	3,972	4,648	3,688
Net interest income before provision	15,987	11,444	15,308
Provision for loan losses	2,537	3,209	2,537
Net interest income after provision for loan losses	13,450	8,235	12,771
Total noninterest income	1,348	967	1,004

Salaries and employee benefits	3,547	3,398	3,147
Other noninterest expense	3,920	3,574	4,414
Total noninterest expense	7,467	6,972	7,561
Income before taxes	7,331	2,230	6,214
Income taxes	2,532	622	2,193
Net income	$4,799	$1,608	$4,021

Basic earnings per share	$0.87	$0.29	$0.73
Diluted earnings per share	$0.77	$0.28	$0.65
Average basic shares	5,515,384	5,513,482	5,513,482
Average fully diluted shares	6,417,947	5,821,331	6,399,929

	Nine Months Ended September 30,
	2010	2009
	(Unaudited)	(Unaudited)
Total interest income	$57,457	$45,007
Total interest expense	11,256	14,017
Net interest income before provision	46,201	30,990
Provision for loan losses	7,612	8,277
Net interest income after provision for loan losses	38,589	22,713
Total noninterest income	3,484	3,169

Salaries and employee benefits	10,176	10,354
Other noninterest expense	12,284	9,933
Total noninterest expense	22,460	20,287
Income before taxes	19,613	5,595
Income taxes	6,780	1,708
Net income	$12,833	$3,887

Basic earnings per share	$2.33	$0.71
Diluted earnings per share	$2.11	$0.67
Average basic shares	5,514,123	5,476,701
Average fully diluted shares	6,249,500	5,774,441

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2010	December 31, 2009	September 30, 2009
	(Unaudited)	(Audited)	(Unaudited)
ASSETS
Cash and due from banks	$149,841	$75,526	$186,842
Investment securities	251,838	256,098	137,624
Restricted equity securities	3,510	3,241	3,241
Federal funds sold and other investments	2,213	680	384
Mortgage loans held for sale	8,708	6,202	5,087

Loans	1,345,502	1,207,084	1,154,090
Reserve for loan losses	(16,903)	(14,911)	(14,596)
Net loans	1,328,599	1,192,173	1,139,494
Foreclosed real estate	8,170	12,525	13,453
Other assets	23,645	27,052	16,080
Total assets	$1,776,524	$1,573,497	$1,502,205

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Noninterest-bearing	$224,537	$211,307	$175,089
Interest-bearing	1,377,020	1,221,048	1,186,394
Total deposits	1,601,557	1,432,355	1,361,483
Borrowings	55,317	40,150	40,112
Interest payable	914	1,026	1,103
Other liabilities	2,559	2,344	2,286
Total liabilities	1,660,347	1,475,875	1,404,984

Stockholders' equity	116,177	97,622	97,221
Total liabilities and stockholders' equity	$1,776,524	$1,573,497	$1,502,205

SERVISFIRST BANCSHARES, INC.
Key Ratios

	Three Months Ended
	September 30,	September 30,	June 30,
	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)
Return on average assets	1.10%	0.45%	1.02%
Return on average equity	16.86%	6.75%	15.34%
Net interest margin (fully tax equivalent)	3.83%	3.36%	4.07%
Efficiency ratio	43.07%	56.18%	46.35%

	Nine Months Ended September 30,
	2010	2009
	(Unaudited)	(Unaudited)
Return on average assets	1.06%	0.60%
Return on average equity	16.12%	8.60%
Net interest margin (fully tax equivalent)	4.01%	3.31%
Efficiency ratio	45.20%	59.39%

	9/30/2010	9/30/2009	6/30/2010
	(Unaudited)	(Unaudited)	(Unaudited)
Book value per share	$21.05	$17.63	$19.78
Tangible book value per share	$21.05	$17.63	$19.78
% of reserve for loan losses to total loans	1.26%	1.26%	1.22%
Nonperforming assets to total loans
plus foreclosed real estate	1.67%	2.51%	1.45%